                                 SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Family Golf Centers, Inc.
 ...............................................................................
               (Name of Registrant as Specified In Its Charter)

                           Family Golf Centers, Inc.
 ...............................................................................
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ......................................................................

         2) Aggregate number of securities to which transaction applies:

         ......................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         ......................................................................

         4) Proposed maximum aggregate value of transaction:

         ......................................................................

         5) Total fee paid:

         ......................................................................

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ......................................................................

         2) Form, Schedule or Registration Statement No.:

         ......................................................................

         3) Filing Party:

         ......................................................................

         4) Date Filed: .......................................................

                           FAMILY GOLF CENTERS, INC.
                             225 BROADHOLLOW ROAD
                           MELVILLE, NEW YORK 11747



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders of Family Golf Centers, Inc.:

         The Annual Meeting of Stockholders of Family Golf Centers, Inc. (the "Company") will be held at Flemington Family Golf Center, 99 Route 202 and 31 South, Flemington, New Jersey 08822 at 10:00 a.m., Eastern Daylight Savings Time, on June 24, 1997 for the following purposes:

                  1.       To elect the Board of Directors for the ensuing year.

                  2. To ratify the appointment of Richard A. Eisner & Company, LLP as the independent auditors and accountants for the Company for the year ending December 31, 1997.

                  3. To consider and act upon a proposal to adopt the Company's 1997 Stock Incentive Plan.

                  4. To transact such other business as may properly come before the meeting.


         All stockholders are invited to attend the meeting. Stockholders of record at the close of business on April 30, 1997, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of stockholders entitled to notice of and vote at the meeting will be open to examination by stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 225 Broadhollow Road, Melville, New York 11747.

         Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     PAMELA S. CHARLES
                                     Secretary

Melville, New York
April 30, 1997

                           FAMILY GOLF CENTERS, INC.
                             225 Broadhollow Road
                           Melville, New York 11747

                                (516) 694-1666



                                 _____________

                                PROXY STATEMENT
                                 _____________

         The accompanying proxy is solicited by the Board of Directors of Family Golf Centers, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Daylight Savings New York time, on June 24, 1997 at the Family Golf Center, 99 Route 202 and 31 South, Flemington, New Jersey and any adjournment thereof.

                          VOTING SECURITIES; PROXIES

         The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without extra remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

         The holders of a majority of the outstanding shares of Common Stock, par value $.01 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all matters other than the election of directors, the affirmative vote of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the adoption of such matters.

         The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

         All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the approval of Proposals 2 and 3 and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

         A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

         At the close of business on April 30, 1997, 11,878,617 shares of Common Stock were outstanding and eligible for voting at the meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting. Only stockholders of record at the close of business on April 30, 1997 are entitled to notice of, and to vote at, the Annual Meeting.

                               NO DISSENTER'S RIGHTS

	 Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposals 2 and 3.

         This proxy material is first being mailed to stockholders commencing on or about May 20, 1997.

                                  PROPOSAL 1

               ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

         The number of directors of the Company is set by a resolution adopted by a majority of the entire Board of Directors. The number of directors is currently fixed at five. The number of directors to be elected at the Annual Meeting to constitute the Board of Directors has also been fixed at five. The Board of Directors currently consists of the five directors listed below. Each of these five has agreed to stand for re-election at the Annual Meeting to hold office for a period of one year until the next annual meeting, and in any event until a successor is elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the proxy.

         The persons named in the accompanying proxy intend to vote for the election as director of the nominees listed herein. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

         The following table sets forth certain information with respect to each person who is currently a director or executive officer of the Company and the individuals nominated and recommended to be elected by the Board of Directors of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.


                                       NOMINEES FOR ELECTION AS A DIRECTOR


NAME                                         AGE        POSITION
Dominic Chang                                 47        Chairman of the Board, President and Chief Executive Officer
James Ganley                                  61        Director
Jimmy C.M. Hsu                                47        Director
Krishnan P. Thampi                            48        Chief Financial Officer, Chief Operating Officer, Executive
                                                         Vice President, Assistant Secretary, Treasurer and Director
Yupin Wang                                    64        Director

         Dominic Chang has been the Chairman of the Board, President and Chief
Executive Officer of the Company and its predecessors since 1991. From 1989 to 1992, Mr. Chang was a Senior Vice President and Sector Executive for Corporate
Real Estate and General Services for The Bank of New York. He was responsible for the acquisition, management and disposition of The Bank of New York's properties worldwide, facilities design and construction, security and centralized administrative services. Mr. Chang previously had over 15 years banking experience with Bankers Trust and Irving Trust Company. He has a Masters Degree in Industrial Engineering from New York University and a
Bachelors Degree from the State University of New York at Stonybrook.

         James Ganley has been a director of the Company since 1994. From
October 1988 until his retirement in 1990, Mr. Ganley was a Senior Executive
Vice President of The Bank of New York. Mr. Ganley was a member of the Senior
Management Steering Committee at The Bank of New York and was directly responsible for the merger of the systems, products and operations of The Bank of New York with Irving Trust Company. Prior to 1988, Mr. Ganley had held various executive positions at Irving Trust Company and was Group Executive responsible for Banking Operation activities, which comprised 13 divisions. He was also a member of Irving Trust Company's Senior Executive Management
Committee. Mr. Ganley received a Bachelors Degree in Economics from New York
University and was a participant in Harvard University's program for management development.

          Jimmy C.M. Hsu has been a director of the Company since 1994. From
1995 until 1996 Mr. Hsu was the Vice Chairman of Russ Berrie and Company, Inc.
("Russ Berrie"), a New York Stock Exchange listed company which manufactures and distributes toys and gifts to retail stores. Mr. Hsu joined Russ Berrie in 1979 as Vice President, Far East Operations. In 1987, he was appointed Senior
Vice President and Director of World-Wide Marketing of Russ Berrie. In 1991, he was elected to the board of Russ Berrie and was appointed the position of Executive Vice President. In 1995, Mr. Hsu became Vice Chairman of Russ Berrie.
Mr. Hsu is currently an independent investor.

                                     - 2 -




         Krishnan P. Thampi has been the Chief Financial Officer, Executive
Vice President, Chief Operating Officer, and Treasurer of the Company and its predecessors since 1992. He became a director of the Company in 1994. From
1989 to 1992, he was a Senior Vice President for Administrative Services at
The Bank of New York. From 1988 to 1989, he was a Senior Vice President for
Systems Services at Irving Trust Company. He also performed controller and personnel management functions while at Irving Trust Company. Mr. Thampi has a Masters Degree in Business Administration from Columbia University and a
Bachelors Degree in Engineering from McGill University.

         Yupin Wang has been a director of the Company since 1994. Mr. Wang is currently the President of W W International, a worldwide management consulting firm. Prior to establishing W W International in 1992, Mr. Wang was a member of the executive management team of International Business Machines
Corp. ("IBM") from 1962 to 1992. He had held various positions at IBM, including Director of Marketing Operations, Director of Marketing Strategy and
Director of Customer Satisfaction. As Director of Customer Satisfaction, he established IBM's Customer Satisfaction Management System, which contributed to IBM Rochester winning the Malcolm Baldrige Award. Mr. Wang received a
Bachelors Degree in Economics from National Taiwan University and Masters
Degrees from Oklahoma State University and New York University.

         Vacancies and newly-created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then in office. Officers are elected by, and serve at the pleasure of, the Board of Directors.

STOCKHOLDER VOTE REQUIRED

         Election of each director requires a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual
Meeting and entitled to vote on the election of directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

                              EXECUTIVE OFFICERS

         The following table sets forth certain information concerning the executive officers of the Company:


NAME                                          AGE       POSITION
Dominic Chang..........................       47        Chairman of the Board, President and Chief Executive Officer
Krishnan P. Thampi.....................       48        Chief Financial Officer, Chief Operating Officer, Executive Vice
                                                        President, Assistant Secretary, Treasurer and Director
Richard W. Hasslinger..................       47        Senior Vice President--Regional Manager
Michael P. Kelly.......................       37        Senior Vice President--Regional Manager
Robert J. Krause.......................       51        Senior Vice President--Strategic Planning and Development
William Schickler......................       48        Senior Vice President

Pamela S. Charles......................       34        Vice President, Secretary and General Counsel
Garrett J. Kelleher....................       60        Vice President--Finance
Rodger P. Potocki......................       53        Vice President--Regional Manager
Margaret M. Santorufo..................       31        Controller

         Dominic Chang - See the description under the heading "Nominees for Election as a Director" above.

         Krishnan P. Thampi - See the description under the heading "Nominees for Election as a Director" above.

         Richard W. Hasslinger joined the Company's predecessor in November 1992 as a Site Manager and has been Vice President of the Company since January 1995. From May 1992 to November 1992, he served as a consultant to the Company. From May 1988 until May 1992, he was Vice President and Division Head for Facilities Management at The Bank of New York. His responsibilities there included leasing and acquisitions, design and construction, and property management. From 1973 to 1988, he managed several operational activities at Irving Trust Company. Mr. Hasslinger has a Bachelors Degree in Business Administration from Hope College.

         Michael P. Kelly joined the Company as Senior Vice President--Regional Manager in April 1997. From 1993 until March 1997 Mr. Kelly was the Senior
Vice President of Golden Bear Golf Centers, Inc. where he was responsible for strategic planning and the acquisition and development of golf recreational facilities. Before joining Golden Bear in 1993, Mr. Kelly owned an independent marketing consulting firm, Golf Visions, Inc. Prior to owning Golf Visions,
Mr. Kelly held several marketing positions at IBM until he was promoted to Branch Manager of an IBM affiliate. Mr. Kelly received a Bachelors Degree in Business Administration from Frostburg State College.

         Robert J. Krause joined the Company's predecessor in June 1993 and served as a Site Manager until January 1995, when he became a Vice President of the Company. From 1983 to 1993, Mr. Krause was Vice President of Administrative Services for The Bank of New York. From 1978 to 1983, he held product development, marketing and strategic planning responsibilities at Irving Trust Company. Mr. Krause has a Bachelors Degree in Electrical Engineering from the University of Oklahoma.

         William A. Schickler, III is a Senior Vice President of the Company and President of The Practice Tee, Inc. ("TPT"), a subsidiary of the Company. Mr. Schickler is responsible for the Company's operations in the West Coast Region. Prior to joining TPT in 1992, Mr. Schickler was a founding general partner with The Waterford Group, a partnership involved in the development and marketing of golf course related real estate projects. Mr. Schickler is a certified public accountant and holds a B.S. Degree in Business Administration.

         Pamela S. Charles joined the Company as Vice President, Secretary and General Counsel in January 1997. From February 1994 until January 1997, she was an associate at the law firm of Squadron, Ellenoff, Plesent & Sheinfeld, LLP where she specialized in federal securities law, mergers and acquisitions. From 1987 to 1994, Ms. Charles was an associate at the law firm of Schulte, Roth & Zabel. Ms. Charles has a Law Degree from Hofstra University School of Law and a Bachelors Degree from the State University of New York at Binghamton.

         Garrett J. Kelleher, a certified public accountant, joined the Company's predecessor in July 1993 as a Site Manager and served as Controller from January 1994 to June 1995. He has been the Vice President--Finance since July 1995. From 1980 to September 1990, Mr. Kelleher was Group Controller for Bank Operations at The Bank of New York. He has held a variety of accounting and financial management positions at The Bank of New York, and previously in public accounting. Mr. Kelleher acted as an independent consultant from September 1990 to July 1993. Mr. Kelleher has a Masters Degree in Finance from St. Johns University and a Bachelors Degree in Business Administration from Manhattan College.

         Rodger P. Potocki was the Northern District Director for the Company from September 1994 until he was appointed Vice President--Regional Manager, Northern Region, in February 1995. From October 1979 to September 1994, he was Executive Vice President of Oneida County Industrial Development Corporation, a non-profit development corporation ("Oneida Industrial"). At Oneida Industrial, Mr. Potocki was responsible for new investment and job creation projects in Oneida County, New York, and implemented New York State's first direct loan fund for new businesses. Previously, he served as Director of Planning and Development for the City of Rome, New York. Mr. Potocki has a Masters Degree in Political Science from the Graduate School of Public Affairs in Albany, New York and a Bachelors Degree from Syracuse University.

         Margaret M. Santorufo joined the Company as Controller in June 1995. From January 1990, until she joined the Company in 1995, she was an audit supervisor with Richard A. Eisner & Company, LLP. Ms. Santorufo received a Bachelors Degree in Accounting from St. John's University.

COMMITTEES OF THE BOARD - BOARD MEETINGS

         The Board of Directors has established an audit, a compensation and a stock option committee to assist it in the discharge of its responsibilities. The principal responsibilities of each committee and the members of each committee are described in succeeding paragraphs. Actions taken by any committee of the Board of Directors are reported to the Board of Directors, usually at its next meeting or by written report.

         The Audit Committee of the Board of Directors currently consists of Dominic Chang, James Ganley and Yupin Wang. The Audit Committee held one meeting during the fiscal year ended December 31, 1996. The Audit Committee is responsible for recommending the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year. In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries. It reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accounts' examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations. It also meets with the Company's Chief Financial Officer to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding financial controls and internal auditing. This includes an assessment of internal controls within the Company and its subsidiaries based upon the activities of the Company's internal auditing personnel as well as an evaluation of the performance. The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Chief Financial Officer to review any special situation arising in relation to any of the foregoing subjects.

         The Compensation Committee of the Board of Directors currently consists of Dominic Chang, James Ganley and Yupin Wang. The Compensation Committee held no meetings during the fiscal year ended December 31, 1996. Generally, this Committee is to make recommendations to the Board of Directors as to the remuneration arrangements for directors and executive officers and other similar matters with respect to employees of the Company. It is intended to review guidelines for the administration of the Company's incentive programs. It also is intended to review and approve or make recommendations to the Board of Directors on any proposed plan or program which would benefit primarily the senior executive group.

         The Stock Option Committee of the Board of Directors currently consists of James Ganley and Yupin Wang. The Stock Option Committee held four meetings during the fiscal year ended December 31, 1996. This Committee is responsible for administering the Company's stock option plans and has such power and authority as is granted to it under such stock option plans. Specifically, the Committee determines the persons to be granted options as well as the exercise price and term of such options. The members of the Stock Option Committee are not eligible to participate in any stock option plan they administer. The Stock Option Committee administers the Company's 1994 Stock Option Plan and 1996 Stock Incentive Plan. It is anticipated that such committee will initially administer the 1997 Stock Incentive Plan (the "1997 Plan") if the 1997 Plan is approved by the stockholders at the Annual Meeting.

         The Board of Directors does not have a nominating committee. This function is performed by the Board as a whole. The Board of Directors met or acted by unanimous written consent on thirteen occasions during the fiscal year ended December 31, 1996. All directors attended at least 75% of the meetings held by the Board and committees of which they are members.

         There are no family relationships among any of the directors or executive officers of the Company. The Company's executive officers serve in such capacity at the pleasure of the Board of Directors.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Chang is a guarantor of $3,000,000 loaned to the Company by ORIX USA Corporation in May 1995. Such loan matures in May 2000.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with; except that one report covering one transaction each was filed late by each of Messrs. Dominic Chang, Krishnan P. Thampi, Jimmy C. M. Hsu and Rodger P. Potocki.

                            EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation for services in all capacities paid to Dominic Chang ("Mr. Chang"), the Company's Chairman of the Board, President and Chief Executive Officer, and Krishnan P. Thampi ("Mr. Thampi"), the Company's Chief Financial Officer, Chief Operating Officer, Executive Vice President, Assistant Secretary, Treasurer and Director during 1994, 1995 and 1996. Other than Messrs. Chang and Thampi, no other executive officer received compensation exceeding $100,000 during 1994, 1995 or 1996.

                          SUMMARY COMPENSATION TABLE



                                    ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                    -------------------                       ----------------------
                                                                                                   LONG-TERM
NAME AND                                                           RESTRICTED      SECURITIES        INCENTIVE
PRINCIPAL                                      OTHER ANNUAL           STOCK        UNDERLYING          PLAN            ALL OTHER
POSITION           YEAR    SALARY     BONUS    COMPENSATION          AWARD(S)        OPTIONS         PAYOUTS          COMPENSATION
----------------------------------------------------------------------------------------------------------------------------------
DOMINIC CHANG,     1994       $65,000    _ _   $9,000(1)(2)            _ _             _ _             _ _                _ _
 CHAIRMAN OF THE
 BOARD, CHIEF      1995       $65,000    _ _   $9,000(1)               _ _       10,000(3)             _ _                _ _
 EXECUTIVE OFFICER
 AND PRESIDENT     1996      $120,000    _ _   $9,000(1)(4)            _ _             _ _             _ _                _ _
KRISHNAN P.        1994       $60,000    _ _   $6,000(1)               _ _       35,000(5)             _ _                _ _
THAMPI,
 CHIEF FINANCIAL   1995       $60,000    _ _   $7,200(1)               _ _       30,000(3)(6)          _ _                _ _
 OFFICER, CHIEF
 OPERATING OFFICER,1996      $100,000    _ _   $7,200(1)(7)            _ _       85,000(8)(9)          _ _                _ _
 EXECUTIVE VICE
 PRESIDENT,
 ASSISTANT
 SECRETARY,
 TREASURER
 AND DIRECTOR

------------------

(1)  Includes  amounts paid to lease a car.
(2) Does not include a distribution of $310,000 made to reimburse Mr. Chang for federal and state income taxes payable by him based on undistributed earnings of the Company's subsidiaries which operated under Subchapter S of the Internal Revenue Code of 1986, as amended, through the date of the Company's initial public offering of its securities.
(3) Stock options to purchase 10,000 shares of Common Stock were granted in March 1995 at $6.75 per share (the fair market value of the Common Stock on the date of such grant); these options became exercisable in March 1996.
(4) Does not include $650,000 earned by Mr. Chang to as a contingent purchase price relating to the purchase by the Company in November 1995 of The Practice Tee, Inc.
(5) Stock options to purchase 35,000 shares of Common Stock were granted in July 1994 at $3.50 per share (the fair market value of the Common Stock on the date of such grant); these became exercisable upon grant.
(6) Stock options to purchase 20,000 shares of Common Stock were granted in November 1995 at $14.88 per share (the fair market value of the Common Stock on the date of such grant); one-third of these options became exercisable in November 1996.
(7) Does not include $50,000 earned by Mr. Thampi as a contingent purchase price relating to the purchase by the Company in November 1995 of The Practice Tee, Inc.
(8) Stock options to purchase 35,000 shares of Common Stock were granted in July 1996 at $22.75 per share (the fair market value of the Common Stock on the date of such grant); these options are not currently exercisable.
(9) Stock options to purchase 50,000 shares of Common Stock were granted in December 1996 at $22.75 per share (the fair market value of the Common Stock on the date of such grant); these options are not currently exercisable.


     No options were granted to Mr. Chang during the fiscal year ended December 31, 1996. The following table sets forth certain information concerning options granted to Mr. Thampi during the fiscal year ended December 31, 1996.

                                           OPTION GRANTS IN LAST FISCAL YEAR


                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF
                                                                                                STOCK PRICE
                                                                                             APPRECIATION FOR
                                                INDIVIDUAL GRANTS                               OPTION TERM
                        -------------------------------------------------------------      -----------------------
                           NUMBER OF     PERCENT OF
                          SECURITIES    TOTAL OPTIONS
                          UNDERLYING     GRANTED TO    EXERCISE OR
                            OPTIONS     EMPLOYEES IN    BASE PRICE
          NAME            GRANTED(1)     FISCAL YEAR    ($/SHARE)      EXPIRATION DATE        5%($)        10%($)
          ----            ----------    -------------  -----------     ---------------        -----        ------
KRISHNAN P. THAMPI......    35,000          8.2%          $22.75        July 31, 2006        271,000       284,000
                            50,000          11.7%         $22.75     December 17, 2006       387,000       406,000

----------

    (1) ALL OPTIONS WERE GRANTED PURSUANT TO THE 1996 STOCK INCENTIVE PLAN.

AGGREGATED OPTION EXERCISES DURING THE FISCAL YEAR ENDED DECEMBER 31, 1996 AND FISCAL YEAR END OPTION VALUES

    The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 1996 by Mr. Chang and Mr. Thampi. No options were exercised by Mr. Chang and Mr. Thampi during the fiscal year ended December 31, 1996.

                         FISCAL YEAR-END OPTION VALUES


                                  NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                 UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                               OPTIONS AT FISCAL YEAR END           AT FISCAL YEAR END
                              ----------------------------      ----------------------------
            NAME               EXERCISABLE     UNEXERCISABLE     EXERCISABLE   UNEXERCSIABLE
            ----               -----------     -------------     -----------   --------------
DOMINIC CHANG............        10,000             --           $233,750(1)          --
KRISHNAN P. THAMPI.......        51,667           98,333        $1,267,263(1)     $830,137(1)

----------

(1) THE VALUE OF UNEXERCISED OPTIONS IS DETERMINED BY MULTIPLYING THE NUMBER OF OPTIONS HELD BY THE DIFFERENCE BETWEEN THE CLOSING PRICE OF THE COMMON STOCK OF $30 1/8 AT DECEMBER 31, 1996 AS REPORTED BY THE NASDAQ NATIONAL MARKET AND THE EXERCISE PRICE OF THE OPTIONS.

STOCK OPTION PLANS

         On July 19, 1994, the Board of Directors of the Company and stockholders of the Company adopted the Company's 1994 Stock Option Plan (the "Option Plan"). The Option Plan provides for the grant of options to purchase up to 300,000 shares of Common Stock to employees, officers, directors and consultants of the Company. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive stock options may be granted only to employees of the Company, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to employees of the Company. On March 6, 1996 the Board of Directors of the Company adopted, and on June 7, 1996, the stockholders approved, the Company's 1996 Stock Incentive Plan (the "1996 Plan"). The 1996 Plan is identical to the Option Plan, except that the 1996 Plan provides (i) for the grant of options to purchase up to 500,000 shares of Common Stock and (ii) an automatic grant of non-qualified stock options to purchase 10,000 shares to each non-employee director upon his election or appointment to the Board of Directors and annual grants (commencing on the date the New Plan was approved by stockholders) to each non-employee director of non-qualified stock options to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock on the date of the grant. On April 25, 1997, the Board of Directors of the Company adopted, and at the Annual Meeting the stockholders will be asked to approve, the Company's 1997 Stock Incentive Plan (the "1997 Plan"). The 1997 Plan is identical to the 1996 Plan.

         The Option Plan, the 1996 Plan and the 1997 Plan are administered by the Stock Option Committee, which determines, among other things, those individuals who receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of each option and the option exercise price. The Option Plan also provided for an automatic grant of non-qualified stock options to purchase 5,000 shares of Common Stock to each non-employee director upon his election or appointment to the Board of Directors and annual grants of non-qualified stock options to purchase 2,000 shares of Common Stock at the fair market value of the Common Stock on the date of such grant. Effective on June 7, 1996, such automatic grants ceased and were replaced by the automatic grants under the 1996 Plan. Effective upon the exhaustion of all options authorized under the 1996 Plan, such automatic grants will cease and be replaced by the automatic grants under the 1997 Plan, subject to stockholder approval thereof.

         The exercise price per share of Common Stock subject to an incentive option may not be less than the fair market value per share of Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Board of Directors. The aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall be eligible to receive any incentive stock options under the Option Plan, the 1996 Plan or the 1997 Plan unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to such limitation.

         No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment other than by death or disability, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise the option, unless otherwise determined by the Stock Option Committee. Upon termination of employment of an optionee by reason of death or permanent disability, such optionee's options remain exercisable for one year thereafter to the extent such options were exercisable on the date of such termination.

         Options under the Option Plan, the 1996 Plan and the 1997 Plan must be issued within 10 years from their respective effective dates which is July 19, 1994 in the case of the Option Plan, June 7 1996 in the case of the 1996 Plan and April 25, 1997 in the case of the 1997 Plan, subject to stockholder approval thereof. Incentive stock options granted under the Option Plan, the 1996 Plan or the 1997 Plan cannot be exercised more than 10 years from the date of grant. Incentive stock options issued to a 10% Stockholder are limited to five-year terms. All options granted under the Option Plan, the 1996 Plan or the 1997 Plan provide for the payment of the exercise price in cash or by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of such optionee's stock options with no additional investment other than the purchase of the original shares.

         Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the Option Plan, the 1996 Plan or the 1997 Plan as the case may be.

         As of April 30, 1997, options to purchase 667,412 shares of Common Stock have been granted under the Option Plan and the 1996 Plan, of which options to purchase 65,667 shares have been exercised. In addition, on March 8, 1995, Messrs. Chang and Thampi were each granted options outside of the Option Plan to purchase 10,000 shares of Common Stock at $6.75 per share (the fair market value of the Common Stock on the date of such grant) in connection with an amendment to their respective employment agreements. These options became exercisable in March 1996 and are still outstanding. In addition, on March 7, 1996, various employees of the Company were granted options outside of both the Option Plan and the 1996 Plan to purchase an aggregate of 53,500 shares of Common Stock at $19.875 (the fair market value of the Common Stock on the date of such grant), which options vest ratably over three years. No options have yet been granted under the 1997 Plan.

EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements, each expiring on December 31, 1999, with each of Mr. Chang and Mr. Thampi, pursuant to which each will devote at least 95% of his business time to the affairs of the Company. Pursuant to his employment agreement, Mr. Chang received a base salary of $120,000 in 1996, and will receive a base salary of $140,000 in each of 1997 and 1998, and $160,000 in 1999. Such base salaries are subject to additional increase within the discretion of the Board of Directors which will take into account, among other things, the performance of the Company and the performance, duties and responsibilities of Mr. Chang. Mr. Chang also receives use of a Company-leased automobile and will receive such bonuses as may be determined by the Board of Directors throughout the term of his employment agreement. The employment agreement also provides that Mr. Chang will not compete with the Company for two years after the termination of his employment.

         Pursuant to his employment agreement, Mr. Thampi received a base salary of $100,000 in 1996, and will receive a base salary of $120,000 in each of 1997 and 1998 and $140,000 in 1999. Such base salaries are subject to additional increase within the discretion of the Board of Directors which will take into account, among other things, the performance of the Company and the performance, duties and responsibilities of Mr. Thampi. Mr. Thampi also receives use of a Company-leased automobile and will receive such bonuses as may be determined by the Board of Directors throughout the term of his employment agreement. The employment agreement also provides that Mr. Thampi will not compete with the Company for two years after the termination of his employment. The Company does not have written employment agreements with Messrs. Hasslinger, Kelleher, Krause, Schickler, Kelly or Potocki or with Ms. Charles or Ms. Santorufo.

DIRECTOR'S COMPENSATION

         The Company's employee directors do not receive any additional compensation for their services as directors. Non-employee directors do not receive a fee for serving as such, but are reimbursed for expenses. In addition, non-employee directors participate in the Company's Option Plan, 1996 Plan and, upon stockholder approval thereof, the 1997 Plan. The Option Plan provided for an automatic grant of non-qualified stock options to purchase 5,000 shares of Common Stock to each non-employee director upon his or her election or appointment to the Board of Directors and annual grants of non-qualified stock options to purchase 2,000 shares of Common Stock at the fair market value on the date of such grant. Effective on June 7, 1996, such automatic grants ceased and were replaced by the automatic grants under the 1996 Plan consisting of an automatic grant of non-qualified stock options to purchase 10,000 shares of Common Stock to each non-employee director upon his or her election or appointment to the Board of Directors and annual grants of non-qualified stock options to purchase 10,000 shares of Common Stock at the fair market value on the date of such grant. Upon stockholder approval of the 1997 Plan, such automatic grants will cease following the grants made immediately after the Annual Meeting, and be replaced by the automatic grants under the 1997 Plan.

REPORT ON REPRICING OF STOCK OPTIONS

         The Company did not adjust or amend the exercise price of stock options previously awarded to Mr. Chang or Mr. Thampi during the last fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee consists of Dominic Chang, James Ganley and Yupin Wang, each of whom is a non-employee member of the Company's Board of Directors, with the exception of Mr. Chang, who is also the Company's President and Chief Executive Officer.

             COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

         The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, other than compensation awarded pursuant to the Company's Plans which are administered by the Stock Option Committee of the Board of Directors. Mr. Chang abstains from any vote regarding his compensation.

         The Stock Option Committee is responsible for granting and setting the terms of stock options under the Option Plan, the 1996 Plan and, upon stockholder approval thereof, the 1997 Plan. Messrs. Ganley and Wang serve on the Stock Option Committee.

GENERAL POLICIES REGARDING COMPENSATION OF EXECUTIVE OFFICERS

         The Company's executive compensation policies are intended (1) to attract and retain high quality managerial and executive talent and to motivate these individuals to maximize stockholder returns, (2) to afford appropriate incentives for executives to produce sustained superior performance, and (3) to reward executives for superior individual contributions to the achievement of the Company's business objectives. The Company's compensation structure typically consists of base salary and stock options. Together, these components link each executive's compensation directly to individual and Company performance.

Salary. Base salary levels reflect individual positions, responsibilities, experience, leadership and potential contribution to the success of the Company. Actual salaries vary based on the Compensation Committee's assessment of the individual executive's performance and the Company's performance.

Stock Options. Stock options, which are granted at the fair market value of the Common Stock on the date of grant, are currently the Company's sole long-term compensation vehicle. The stock options are intended to provide employees with sufficient incentive to manage from the perspective of an owner with an equity stake in the business.

         In determining the size of individual options grants, the Stock Option Committee considers the aggregate number of shares available for grant, the number of individuals to be considered for an award of stock options, and the range of potential compensation levels that the option awards may yield. The number and timing of stock option grants to executive officers are decided by the Stock Option Committee based on its subjective assessment of the performance of each grantee. In determining the size and timing of option grants, the Stock Option Committee weighs any factors it considers relevant and gives such factors the relative weight it considers appropriate under the circumstances then prevailing. While an ancillary goal of the Stock Option Committee in awarding stock options is to increase the stock ownership of the Company's management, the Stock Option Committee does not, when determining the amount of stock options to award, consider the amount of stock already owned by an officer. The Stock Option Committee believes that to do so could have the effect of inappropriately or inequitably penalizing or rewarding executives based upon their personal decisions as to stock ownership and option exercises.

         In 1993, the Internal Revenue Code was amended to limit the deductibility of compensation paid to certain executives in excess of $1 million. Compensation not subject to the limitation includes certain compensation payable solely because an executive attains performance goals ("performance-based compensation"). Stock options granted under the Option Plan, the 1996 Plan or the 1997 Plan will not qualify as performance-based compensation. The Company's compensation deduction for a particular executive's total compensation, including compensation realized from the exercise of stock options, will be limited to $1 million. The Compensation Committee believes that the compensation paid by the Company in fiscal 1996 will not result in any material loss of tax deductions for the Company.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Mr. Chang's base salary for the fiscal year ended December 31, 1996 was determined by the terms of his employment agreement with the Company which is described elsewhere in this proxy statement. Additionally, Mr. Chang was granted certain stock options in fiscal 1995 which are listed elsewhere in this proxy statement. The members of the Compensation and Stock Option Committees of the Company believe that Mr. Chang's base salary level and stock option grants are modest in comparison to the outstanding contributions Mr. Chang has made to the Company's growth and financial position during the last fiscal year.

COMPENSATION COMMITTEE                     STOCK OPTION COMMITTEE

DOMINIC CHANG                              JAMES GANLEY
JAMES GANLEY                               YUPIN WANG
YUPIN WANG

                               PERFORMANCE GRAPH

         The graph below compares the cumulative total stockholder return on the Common Stock for the last 25 months with the cumulative total return on the NASDAQ Stock Market-U.S. Index and the Dow Jones Recreational Products & Services -- Other Index over the same period (assuming the investment of $100 in the Common Stock, the NASDAQ Stock Market-U.S. Index and the Dow Jones Recreational Products & Services -- Other Index on November 17, 1994, and the reinvestment of all dividends).

                COMPARISON OF 25 MONTH CUMULATIVE TOTAL RETURN
      AMONG FAMILY GOLF CENTERS, INC., THE NASDAQ STOCK MARKET-U.S. INDEX
       AND THE DOW JONES RECREATIONAL PRODUCTS & SERVICES -- OTHER INDEX






Research                                      Total Return -- Data Summary




                                     FGCI


                                                  Cumulative Total Return
                                              ---------------------------------
                                              11/17/94    12/94   12/95   12/96

FAMILY GOLF CTRS INC                  FGCI         100       98     298     492

NASDAQ STOCK MARKET (U.S.)            INAS         100       98     139     171

D J OTHER RECREATIONAL PRODUCTS       IREQ         100      104     137     164







4A6BZFGC

Research                                      Company Total Return Workhsheet
                                                              BEGIN:   11/17/94
                                                                FYE:   12/31/96
FAMILY GOLF CTRS INC                     FGCI                   END:   12/31/96


                         BEGIN                                           CUM
         TYPE            NO. OF      DIV      DIV      DIV     ENDING   TOTAL
          OF     CLOSE   SHARES     $ PER     $.$$    SHARES   NO. OF  SHRHLDR
DATE:    LINE   PRICE**    ***     SHARE**    PAID    REINVD   SHARES   RETURN
------   ----   -------  ------    -------    ----    ------   ------  --------
11/17/94 BEGIN    6.125  16.327                                16.327     100






12/31/94          6.000  16.327                                16.327      98



12/31/95 YE      18.250  16.327                                16.327     298



12/31/96 YE      30.125  16.327                                16.327     492



*   Fiscal yearend and ex-dividend dates.
**  All Closing Price and Dividends are adjusted for stock splits.
*** 'Begin No. of Shares' based on $100 investment.
                                                                      4A6BNFGC





                                  22--Apr--97

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of April 28, 1997 regarding the beneficial ownership of the Company's Common Stock by (I) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, including Messrs. Chang and Thampi, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated and subject to community property laws where applicable, the persons named in the table above have sole voting and dispositive power with respect to the shares of Common Stock shown as beneficially owned by them. Information as to Janus Capital Corporation, Janus Enterprise Fund and Thomas H. Bailey was derived from the Schedule 13G filed by each such stockholder, on the date such report was filed.


NAME AND ADDRESS                                                     NUMBER OF SHARES                  PERCENT OF
OF BENEFICIAL OWNER                                                 BENEFICIALLY OWNED             OUTSTANDING SHARES
Dominic Chang (1)                                                    2,569,334 (3)(4)                    21.6%

Janus Capital Corporation (2)                                           1,676,500                        14.1%

Scudder, Stevens & Clark, Inc.(5)                                        594,980                          5.0%

Jimmy C.M. Hsu (1)                                                    109,583 (6)(7)                       *

Krishnan P. Thampi (1)                                                 143,617 (8)                        1.2%

James Ganley (1)                                                        23,833 (7)                         *

Yupin Wang (1)                                                          5,333 (7)                          *

All directors and executive officers of the                       2,885,816(3)(4)(6)(9)                  24.1%
Company as a group (thirteen persons)

---------------------------

 *Less than 1%.


         (1) The address of such stockholder is: c/o Family Golf Centers, Inc., 225 Broadhollow Road, Melville, New York 11747.

         (2) The address of Janus Capital Corporation ("JCC") and Mr. Thomas H. Bailey is: 100 Fillmore Street, Suite 300, Denver, Colorado 80206. Mr. Thomas H. Bailey owns approximately 12.2% of JCC and may be deemed to exercise control over JCC as a result. JCC is an Investment Advisor registered under
Section 203 of the Investment Advisors Act of 1940 ("IAA"). JCC provides investment advice to individuals, institutional clients and investment companies registered under Section 8 of the IAA ("Managed Portfolios"). As a result of its role of adviser to such entities, JCC may be deemed to be the beneficial owner of the 1,676,500 shares of Common Stock held by such Managed Portfolios. Neither Mr. Bailey nor JCC owns of record any shares of Common
Stock in the Company, and neither has the right to receive dividends from or the proceeds from the sale of any such shares by the Managed Portfolios and each disclaims any beneficial ownership of such shares held by the Managed Portfolios. JCC's Managed Portfolios have the right to receive all dividends from and proceeds from the sale of such shares of Common Stock.

         (3) Includes 1,000 shares of Common Stock owned by Mr. Chang's children. Includes 10,000 shares of Common Stock issuable upon exercise of options which are currently exercisable.

         (4) Of such shares, 174,000 are pledged to United Orient Bank and 528,000 are pledged to Chemical Bank each to secure a personal loan to Mr. Chang.

         (5) The address of Scudder, Stevens & Clark, Inc. ("SSC") is 345 Park Avenue, New York, New York 10154. SSC is an investment adviser registered under Section 203 of the Investment Advisors Act of 1940.

         (6) Does not include 66,250 shares of Common Stock beneficially owned by Mr. Hsu's brother. Mr. Hsu disclaims beneficial ownership of his brother's shares.

         (7) Includes 5,333 shares of Common Stock issuable upon exercise of options which are currently exercisable.

         (8) Includes 51,667 shares of Common Stock issuable upon exercise of options which are currently exercisable.

         (9) Includes 101,782 shares of Common Stock issuable upon exercise of options which are currently exercisable.

                                  PROPOSAL 2

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company has appointed Richard A. Eisner & Company, LLP as independent accountants for the 1997 fiscal year and to render other professional services as required.

         The appointment of Richard A. Eisner & Company, LLP is being submitted to stockholders for ratification.

         Representatives of Richard A. Eisner & Company, LLP will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.


STOCKHOLDER VOTE REQUIRED

         The affirmative vote of a majority of the shares of the Company's voting Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote with respect thereto is required to ratify the appointment of public accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF RICHARD A. EISNER & COMPANY, LLP AS INDEPENDENT AUDITORS OF THE COMPANY, WHICH IS DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY CARD.

                                  PROPOSAL 3

                              INTRODUCTION OF THE
                           1997 STOCK INCENTIVE PLAN

         The Company's Board of Directors has recommended, and at the Annual Meeting the stockholders will be asked to approve, the adoption of the 1997 Stock Incentive Plan (the "1997 Plan"). A description of the 1997 Plan, which Plan is attached hereto as Annex A, appears below.

         The 1996 Plan. If adopted by the stockholders, the 1997 Plan will supplement any grants of options made under the 1996 Stock Incentive Plan (the "1996 Plan"). 30,000 shares of Common Stock remain available for future grant under the 1996 Plan, and are intended to be granted to non-employee directors of the Company immediately following the Annual Meeting pursuant to the automatic grant provisions contained therein.

STOCK OPTION PLAN

         The 1997 Plan provides for the grant of options to purchase up to 500,000 shares of Common Stock to employees, officers, directors and consultants of the Company. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive stock options may be granted only to employees of the Company, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to employees of the Company.

         The terms of the 1997 Plan are identical to the terms of the 1996 Plan. Once no more options are available under the 1996 Plan, then options will commence to be issued under the 1997 Plan, if approved.

         The 1997 Plan will be administered by the Stock Option Committee, which determines, among other things, those individuals who receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock issuable upon the exercise of each option and the option exercise price. The 1997 Plan also provides for an automatic grant of non-qualified stock options to purchase 10,000 shares of Common Stock to each non-employee director upon his election or appointment to the Board of Directors and annual grants of non-qualified stock options to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock on the date of such grant.

         The exercise price per share of Common Stock subject to an incentive option may not be less than the fair market value per share of Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Board of Directors. The aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall be eligible to receive any incentive stock options under the Plan unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to such limitation.

         No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment other than by death or disability, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise the option, unless otherwise determined by the Stock Option Committee. Upon termination of employment of an optionee by reason of death or permanent disability, such optionee's options remain exercisable for one year thereafter to the extent such options were exercisable on the date of such termination.

         Options under the 1997 Plan must be issued within 10 years from the effective date of the Plan which will be April 25, 1997 if the stockholders of the Company approve the adoption of the 1997 Plan. Incentive stock options granted under the 1997 Plan cannot be exercised more than 10 years from the date of grant. Incentive stock options issued to a 10% Stockholder are limited to five-year terms. All options granted under the Plan provide for the payment of the exercise price in cash or by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of such optionee's stock options with no additional investment other than the purchase of the original shares.

         Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 1997 Plan.

         The 1997 plan may be terminated or amended at any time by the Board of Directors except that stockholder approval is required if the amendment is within 12 months before or after adoption of the Plan and such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. The 1997 Plan shall terminate on April 24, 2007, unless terminated prior thereto by action of the Board. No further grants shall be made from the 1997 Plan after termination; provided, however, that termination shall not affect the right of any optionee with respect to grants made prior to termination.

         The vesting of outstanding options under the 1997 Plan will be subject to acceleration upon certain changes in the ownership or control of the Company. The acceleration of the vesting of options in the event of such changes in control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

         It is estimated that approximately 400 individuals are currently eligible to participate in the 1997 Plan.

REGISTRATION OF SHARES ISSUED UNDER THE 1997 PLAN

         The Company has registered the 300,000 shares authorized under the Option Plan and the 500,000 shares authorized under the 1996 Plan under the Securities Act of 1933 as amended. The Company intends that the 500,000 shares to be reserved for and issued under the 1997 Plan, for which approval is now sought, will be registered under the Securities Act of 1933, as amended. Such registration, if completed, would in most cases permit the unrestricted resale in the public market of shares issued pursuant to the 1997 Plan.

NEW PLAN BENEFITS -- 1997 STOCK INCENTIVE PLAN

         The Company has not issued any options to purchase shares of Common Stock under the 1997 Plan. The Company has not issued any options under the 1997 Plan to (i) the Company's Chief Executive Officer, Chairman of the Board and President, (ii) any current executive officer, (iii) any current director who is not an executive officer, (iv) any director or nominee for election as a director and (v) any associate of any of the persons referenced in (i) through (iv) above. The Company does not currently know nor is it determinable the number of options that the Company will grant under the 1997 Plan to any of the aforementioned persons, except for the annual automatic grant of options to purchase 10,000 shares of Common Stock to each non-employee director of the Company at the fair market value of the Common Stock on the date of such grant.

                               NEW PLAN BENEFITS
                           1997 STOCK INCENTIVE PLAN

                                                                                        Number of
                                                                                        Shares Underlying
Name and Position                                                      Dollar Value     Options
-----------------                                                      -----------      -------
Dominic Chang                                                          0                --
 Chairman of the Board, Chief Executive Officer and President
Executive officers as a group                                          0                --
Non-executive-directors as a group                                     0                --
Nominees for election as directors as a group                          0                --
Non-executive employees as a group                                     0                --

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1997 PLAN UNDER CURRENT LAW

         An optionee will recognize no taxable income at the time an option is granted.

         An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the transfer of such shares, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

         If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

         Employees, directors, officers, consultants, agents and independent contractors of the Company will be required to include in their gross income in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price.

         The Company will be entitled (provided it collects required withholding taxes with respect to the income received by the employee) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. Under the Revenue Reconciliation Act of 1993, for fiscal years beginning after January 1, 1994, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors and the plan under which the options are granted is approved by stockholders. The 1997 Stock Incentive Plan will not qualify as performance-based compensation.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL 3 ON THE ENCLOSED PROXY CARD.

                                 ANNUAL REPORT

         The Annual Report of the Company for the fiscal year ended December 31, 1996 is being mailed to stockholders with this proxy statement.

                            STOCKHOLDERS PROPOSALS


         Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company's 1998 Annual Meeting of Stockholders must be received at the Company's offices at 225 Broadhollow Road, Melville, New York 11747 no later than February 23, 1998, for inclusion in the Company's proxy statement and form of proxy relating to such meeting. All proposals must comply with applicable Commission rules and regulations.

                                 OTHER MATTERS

         The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, FAMILY GOLF CENTERS, INC., 225 BROADHOLLOW ROAD, MELVILLE, NEW YORK 11747.

                                    ANNEX A

                           FAMILY GOLF CENTERS, INC.

                           1997 STOCK INCENTIVE PLAN

       APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON APRIL 25, 1997

         SECTION 1. PURPOSE. The purpose of the Family Golf Centers, Inc. 1997 Stock Incentive Plan (the "Plan") is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of Family Golf Centers, Inc., a Delaware corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.7 hereof and referred to hereinafter as "Affiliates") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.01 par value ("Common Stock") in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its Affiliates by encouraging stock ownership in the Company.

         SECTION 2. ADMINISTRATION. Subject to Section 2.3 hereof, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the Plan, by such committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator".

         The foregoing notwithstanding, with respect to grants to be made to directors: (a) the Plan Administrator shall be constituted so as to meet the requirements of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder, each as amended from time to time, or (b) if the Plan Administrator cannot be so constituted, no options shall be granted under the Plan to any directors.

                  2.1 PROCEDURES. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

                  2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options. Grants under the Plan need not be identical in any respect, even when made simultaneously. The Plan Administrator may also establish, amend, and revoke rules and regulations for the administration of the Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of the Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code of 1986, as amended (the "Code") Section 422, the regulations thereunder, and any amendments thereto. The Plan Administrator shall not be personally liable for any action made in good faith with respect to the Plan or any option granted thereunder.

                  2.3 RULE 16B-3 AND SECTION 16(B) COMPLIANCE; BIFURCATION OF PLAN. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. The Board of Directors may act under the Plan only if all members thereof are "disinterested persons" as defined in Rule 16b-3 and further described in Section 4 hereof; and no director or officer or other Company "insider" subject to Section 16 of the Exchange Act may sell shares received upon the exercise of an option during the six month period immediately following the grant of the option. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other participants.

         SECTION 3. STOCK SUBJECT TO THE PLAN. The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under the Plan shall not exceed in the aggregate 500,000 shares as such Common Stock was constituted on the effective date of the Plan. If any option granted under the Plan shall expire, be surrendered, exchanged for another option, cancelled, or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of the Plan, including for replacement options which may be granted in exchange for such surrendered, cancelled, or terminated options.

         SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any Affiliate thereof. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof, whether an individual or an entity. Any party to whom an option is granted under the Plan shall be referred to hereinafter as an "Optionee".

                  A director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to the director, the Plan complies with the requirements of Rule 16b-3 under the Exchange Act.

         SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under the Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations, and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

                  5.1      NUMBER OF SHARES AND PRICE.

            (a) Upon first election or appointment to the Board, each non-employee director will be granted a non-qualified option to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock on the date of such election or appointment; and

            (b) Each non-employee director will be annually granted a non-qualified option to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock on the date of such grant with the first such grant to occur at the Annual Meeting of Stockholders following the Annual Meeting of Stockholders at which this Plan is approved by the Company's stockholders (the "Approval"); and

            (c) Notwithstanding subsections (a) and (b) hereof, the maximum number of shares that may be purchased pursuant to the exercise of each option, and the price per share at which such option is exercisable (the "exercise price"), shall be as established by the Plan Administrator; provided, that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than 100% of the fair market value per share of the Common Stock at the time of grant of the option with respect to incentive stock options; and provided, further, that, with respect to incentive stock options granted to greater than ten percent stockholders, the exercise price shall be as required by Section 6 hereof.

            (d) The provisions of subparagraphs (a) and (b) hereof shall supersede the provisions of the Family Golf Centers, Inc. 1996 Stock Option Plan (the "1996 Plan") as to non-employee directors. After the grants made immediately following the Approval pursuant to the automatic grant provisions of the 1996 Plan, no options shall be granted to non-employee directors under the 1996 Plan.

                  5.2 TERM AND MATURITY. Subject to the restrictions contained in Section 6 hereof with respect to granting stock options to greater than ten percent stockholders, the term of each stock option shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date of its grant, but in no event shall the term of any incentive stock option exceed a ten year period. To ensure that the Company or Affiliate will achieve the purpose and receive the benefits contemplated in the Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:

                  Period of Optionee's
                  Continuous Relationship
                  With the Company or
                  Affiliate From the Date            Portion of Total Option
                  the Option is Granted              Which is Exercisable
                  ---------------------               -------------------
                           1 year                              33%
                           2 years                             67%
                           3 years                            100%

                  5.3 EXERCISE. Subject to the vesting schedule described in subsection 5.2 hereof, each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an Optionee's lifetime, any incentive stock options granted under the Plan are personal to such Optionee and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price in accordance with Section 5.4 hereof.

                  5.4 PAYMENT OF EXERCISE PRICE. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check, or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for shares of Common Stock being purchased.

                  The Plan Administrator can determine at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise;

                  (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

                  5.5 WITHHOLDING TAX REQUIREMENT. The Company or any Affiliate thereof shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. No option may be exercised unless and until arrangements satisfactory to the Company, in its sole discretion, to pay such withholding taxes are made. At its discretion, the Company may require an Optionee to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares of Common Stock so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares of Common Stock held by any person who at the time of exercise is subject to
Section 16(b) of the Exchange Act shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act. Although the Company may, in its discretion, accept Common Stock as payment of withholding taxes, the Company shall not be obligated to do so.

                  5.6      NONTRANSFERABILITY.

                           5.6.1 OPTION. Options granted under the Plan and
the rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined in
Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall not be subject to execution, attachment, or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option under the Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void ab initio. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this subsection 5.6.1.

                           5.6.2 STOCK. The Plan Administrator may provide in
the agreement granting the option that (a) the Optionee may not transfer or otherwise dispose of shares acquired upon exercise of an option without first offering such shares to the Company for purchase on the same terms and conditions as those offered to the proposed transferee or (b) upon termination of employment of an Optionee the Company shall have a six month right of repurchase as to the shares acquired upon exercise, which right of repurchase shall allow for a maximum purchase price equal to the fair market value of the shares on the termination date. The foregoing rights of the Company shall be assignable by the Company upon reasonable written notice to the Optionee.

                  5.7 TERMINATION OF RELATIONSHIP. If the Optionee's relationship with the Company or any Affiliate thereof ceases for any reason other than termination for cause, death, or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or Affiliate thereof changes from employee to nonemployee (i.e., from employee to a position such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or Affiliate and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.7.

                  If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct, or disclosure of confidential information. If an Optionee's relationship with the Company or any Affiliate thereof is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

                  If an Optionee's relationship with the Company or any Affiliate thereof ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12 month period following such cessation (unless by its terms it sooner terminates and expires). As used in the Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is, in the opinion of the Company and two independent physicians, expected to last for a continuous period of 12 months or more and which causes or is, in such opinion, expected to cause the Optionee to be unable to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

                  For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any Affiliate thereof shall not be deemed to constitute a cessation of relationship with the Company or any of its Affiliates. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave, or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                  As used herein, the term "Affiliate" shall be defined as follows: (a) when referring to a subsidiary corporation, "Affiliate" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, the stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain; and (b) when referring to a parent corporation, "Affiliate" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  5.8 DEATH OF OPTIONEE. If an Optionee dies while he or she has a relationship with the Company or any Affiliate thereof or within the three month period (or 12 month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee, to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

                  5.9 STATUS OF STOCKHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under the Plan unless and until such option has been exercised.

                  5.10 CONTINUATION OF EMPLOYMENT. Nothing in the Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to continue in the employ of the Company or of an Affiliate thereof, or to interfere in any way with the right of the Company or of any such Affiliate to terminate his or her employment or other relationship with the Company at any time.

                  5.11 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of Section 422 of the Code with respect to incentive stock options and to the terms and conditions and within the limitations of the Plan, including, without limitation, Section 9.1 hereof, the Plan Administrator may modify or amend outstanding options granted under the Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided herein, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under the Plan shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

                  5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of the Plan, to the extent that the aggregate fair market value (determined at the time of the grant of the incentive stock option) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, an Affiliate thereof or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The foregoing sentence shall not apply, and the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be, if such annual limit is changed or eliminated by (a) amendment of the Code or (b) issuance by the Internal Revenue Service of (i) a Revenue ruling, (ii) a Private Letter ruling to any of the Company, any Optionee, or any legatee, personal representative, or distributee of any Optionee, or (iii) regulations.

                  5.13     VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE.

                           5.13.1 EXERCISE OF OPTIONS UNDER SECTIONS 5.4(A)
AND (C). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value as determined by the Plan Administrator, provided, that if the Common Stock is traded in a public market, such valuation shall be the average of the high and low trading prices or bid and asked prices, as applicable, of the Common Stock for the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the Notice of Exercise under
Section 5.4(c) hereof, determined as of the trading day immediately preceding such date (or, if no sale of shares is reported for such trading day, on the next preceding day on which any sale shall have been reported).

                           5.13.2 EXERCISE OF OPTION UNDER SECTION 5.4(B). The
value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof shall equal the sales price received for such shares.

         SECTION 6. GREATER THAN TEN PERCENT STOCKHOLDERS.

                  6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS. If incentive stock options are granted under the Plan to employees who, at the time of such grant, own greater than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time of grant of the incentive stock option. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required by a change in the Code or by ruling or pronouncement of the Internal Revenue Service.

                  6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

         SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under the Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

                  7.1. EFFECT OF LIQUIDATION, REORGANIZATION, OR CHANGE IN CONTROL.

                           7.1.1 CASH, STOCK, OR OTHER PROPERTY FOR STOCK.
Except as provided in subsection 7.1.2 hereof, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than mere reincorporation or creation of a holding company), or liquidation of the Company (each, an "event"), as a result of which the stockholders of the Company receive cash, stock, or other property in exchange for, or in connection with, their shares of Common Stock, any option granted hereunder shall terminate, but the time during which such options may be exercised shall be accelerated as follows: the Optionee shall have the right immediately prior to any such event to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

                           7.1.2 CONVERSION OF OPTIONS ON STOCK FOR EXCHANGE
STOCK. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, or reorganization (other than mere reincorporation or creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1 hereof. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition, separation, or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

                  7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

                  7.3 DETERMINATION OF BOARD TO BE FINAL. Except as otherwise required for the Plan to qualify for the exemption afforded by Rule 16b-3 under the Exchange Act, all adjustments under this Section 7 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause the incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

         SECTION 8. SECURITIES LAW COMPLIANCE. Shares shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended (the "Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including, without limitation, the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

         As a condition to the exercise of an option, if, in the opinion of counsel for the Company, assurances are required by any relevant provision of the aforementioned laws, the Company may require the Optionee to give written assurances satisfactory to the Company at the time of any such exercise (a) as to the Optionee's knowledge and experience in financial and business matters (and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters) and that such Optionee is capable of evaluating, either alone or with the purchaser representative, the merits and risks of exercising the option or
(b) that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. The foregoing requirements shall be inoperative if the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Act.

         At the option of the Company, a stop-transfer order against any shares may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold, or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. NONE OF THE ABOVE SHALL BE CONSTRUED TO IMPLY AN OBLIGATION ON THE PART OF THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

         Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or on the NASDAQ National Market, all stock issued hereunder if not previously listed on such exchange or market shall, if required by the rules of such exchange or market, be authorized by that exchange or market for listing thereon prior to the issuance thereof.

         SECTION 9. USE OF PROCEEDS. The proceeds received by the Company from the sale of shares pursuant to the exercise of options granted hereunder shall constitute general funds of the Company.

         SECTION 10. AMENDMENT AND TERMINATION.

                  10.1 BOARD ACTION. The Board may at any time suspend, amend, or terminate the Plan, provided, that no amendment shall be made without stockholder approval within 12 months before or after adoption of the Plan if such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless the Company requests the consent of the person to whom the option was granted and such person consents in writing thereto.

                  10.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, the Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

         SECTION 11. EFFECTIVENESS OF THE PLAN. The Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months before or after the adoption of the Plan by the Board.

                           FAMILY GOLF CENTERS, INC.

            [INCENTIVE][NONQUALIFIED] STOCK OPTION LETTER AGREEMENT

TO: ______________________

         We are pleased to inform you that you have been selected by the Plan Administrator of the Family Golf Centers, Inc. (the "Company") 1997 Stock Incentive Plan (the "Plan") to receive a(n) [INCENTIVE] [NONQUALIFIED] option for the purchase of ________ shares of the Company's common stock, $.01 par value, at an exercise price of $____ per share (the "exercise price"). A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

         The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

         Term. The term of the option is ten years from date of grant, unless sooner terminated.

         Exercise. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise in the form attached to this Agreement when you exercise the option.

         Payment for Shares.  The option may be exercised by the delivery of:

         (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or bank certified or cashier's checks;

         (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price;

         (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price; or

         (d) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price.

         Acceleration. Notwithstanding the vesting schedule for the option set forth below, the option will be automatically exercisable for the total number of shares the subject of the option upon a "Change in Control,"(as defined below), or if advised by the Plan Administrator in writing, upon any actually-anticipated "Change in Control," unless otherwise advised in writing by the Plan Administrator, who has complete discretion in determining the specific conditions upon which the option is to accelerate in connection with a Change in Control.

         Termination. The option will terminate: (i) immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship as a director of the Company, unless cessation is due to death or total disability, in which case the option shall terminate 12 months after cessation of such relationship; (ii) three months after a "Change in Control", unless otherwise advised in writing by the Plan Administrator, who has complete discretion in determining the specific conditions upon which the option is to terminate in connection with a Change in Control, if at all.

         Transfer of Option. The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

         Vesting.  The option is vested according to the following schedule:

                  Period of Optionee's
                  Continuous Relationship
                  With the Company or
                  Affiliate From the Date         Portion of Total Option
                  the Option is Granted           Which is Exercisable
                  ----------------------          --------------------

                           1 year                       33%
                           2 years                      67%
                           3 years                     100%


         Date of Grant.  The date of grant of the option is _______________.

         A "Change of Control" will be deemed to occur (i) should a person or related group of persons (other than the Company or its affiliates), who does not own of record 10% or more (a "10% Acquisition") of the Company's outstanding voting stock, which 10% Acquisition of the Company's outstanding voting stock is not approved by the Board; and (ii) within any period of twenty-four consecutive months or less from the date of such 10% Acquisition (the "Period"), there is effected a change in the composition of the Board of Directors such that a majority of the Board members (rounded up to the next whole number) cease to be comprised of individuals who either (A) have been members of the Board continuously before such 10% Acquisition and throughout the Period or (B) have been elected or nominated for election as Board members during the Period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.


         YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

         You understand that, during any period in which the shares which may be acquired pursuant to your option are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (and you yourself are also so subject), in order for your transactions under the Plan to qualify for the exemption from Section 16(b) provided by Rule 16b-3, a total of six months must elapse between the grant of the option and the sale of shares underlying the option.

         Please execute the Acceptance and Acknowledgement set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                           Very truly yours,

                                           FAMILY GOLF CENTERS, INC.


                                           BY:
                                              ------------------------------
                                              NAME:
                                              TITLE:

                        ACCEPTANCE AND ACKNOWLEDGEMENT

         I, a resident of the State of __________, accept the stock option described above granted under the Family Golf Centers, Inc. 1997 Stock Incentive Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand the Plan, including the provisions of Section 8 thereof.

Dated:
      -------------------------

---------------------------------------    -----------------------------------
Taxpayer I.D. Number                          Signature


         By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:
       ---------------------

                                           ------------------------------
                                              Spouse's Signature


                                           ------------------------------
                                              Printed Name

                              NOTICE OF EXERCISE

         The undersigned, pursuant to a nonqualified Stock Option Letter Agreement (the "Agreement") between the undersigned and Family Golf Centers, Inc. (the "Company"), hereby irrevocably elects to exercise purchase rights represented by the Agreement, and to purchase thereunder _______ shares (the "Shares") of the Company's common stock, $.01 par value ("Common Stock"), covered by the Agreement and herewith makes payment in full therefor.

         1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

                  (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

                  (b) By virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

                  (c) the undersigned is a sophisticated investor;

                  (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

                  (e) The certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

         2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to stockholders generally.

         3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

                               Very truly yours,

                               ------------------------------------
                              (type name under signature line)

                               Social Security No.
                                                  ------------------
                               Address:
                                       ------------------------------------

                                       ------------------------------------

                           FAMILY GOLF CENTERS, INC.
                ANNUAL MEETING OF STOCKHOLDERS - JUNE 24, 1997
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Family Golf Centers, Inc. ("Company") hereby constitutes and appoints Dominic Chang and Krishnan P. Thampi and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at Flemington Family Golf Center, 99 Route 202 and 31 South, Flemington, New Jersey, on Tuesday, June 24, 1997 10:00 a.m., Eastern Daylight Savings Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR THE APPROVAL OF PROPOSALS 2 AND 3.

           (Continued and to be signed and dated on the other side)

THE DIRECTORS RECOMMEND A VOTE FOR THE NOMINEES AND      [X}  Please mark
PROPOSALS 2 AND 3.                                            your votes
                                                              as this
                                                              example

                                                 _________
                                                  COMMON

1.   Election of Directors                     FOR All                      WITHHOLD
                                           nominees listed                 AUTHORITY
                                           (except as marked              to vote for all
                                           to the contrary,               nominees listed
                                           see instruction                  at left
                                               below)
     Dominic Chang, Krishnan P. Thampi,         [  ]                          [  ]
     James Ganley, Jimmy C.M. Hsu and
     Yupin Wang

     INSTRUCTION:  To withhold authority to vote for any individual nominee, line through the name of the nominee above.
                                                FOR           AGAINST       ABSTAIN
2.   Proposal to ratify Richard A. Eisner,      [  ]           [  ]           [  ]
     LLP as independent auditors.

3.   Proposal to approve the Family Golf        FOR           AGAINST       ABSTAIN
     Centers, Inc. 1997 Stock Incentive         [  ]           [  ]           [  ]
     Plan

                        The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournement thereof.

                                     Dated _____________________________, 1997

                                     Signature(s) ____________________________

                                     Signatures ______________________________

                                     Please sign exactly as your name appears in the records of the Company and return this proxy immediately in the enclosed stamped self-addressed envelope.